CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Net income	$ 13,493	$ 4,030	$ 16,238
Change in unrealized gains (losses) on marketable securities, net of tax:
Gain on marketable securities recognized in OCI	12	17	376
Loss on marketable securities recognized in income	0	0	(27)
Other comprehensive income related to unrealized loss on marketable securities available-for-sale	12	17	349
Change in unrealized gains (losses) on cash flow hedges:
Gain (loss) on derivatives recognized in OCI	(489)	1,739	608
Gain (loss) on derivatives (effective portion) recognized in income	245	(1,597)	(1,023)
Other comprehensive income (loss), related to unrealized gains (losses) on cash flow hedges	(244)	142	(415)
Other comprehensive income (loss)	(232)	159	(66)
Total comprehensive income	$ 13,261	$ 4,189	$ 16,172